SCHNEIDER NATIONAL, INC. 2017 OMNIBUS INCENTIVE PLAN (as amended and restated effective April 30, 2026) SECTION 1. Purpose. The purpose of this Schneider National, Inc. 2017 Omnibus Incentive Plan, as amended from time to time (the “Plan”) is to promote the interests of the Company and its stockholders by (a) attracting and retaining exceptional directors, officers, employees and consultants (including prospective directors, officers, employees and consultants) of the Company and its Affiliates and (b) enabling such individuals to participate in the long-term growth and financial success of the Company. SECTION 2. Definitions. As used herein, the following terms shall have the meanings set forth below: “Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and/or (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee. “Award” means any award that is permitted under Section 6 and granted under the Plan. “Applicable Exchange” means the New York Stock Exchange or any other national stock exchange or quotation system on which the Shares may be listed or quoted. “Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing any Award, which may (but need not) require execution or acknowledgment by a Participant. “Board” means the Board of Directors of the Company. “Cash Incentive Award” means an Award (a) granted pursuant to Section 6(g), (b) that is settled in cash and (c) the value of which is set by the Committee and is not calculated by reference to the Fair Market Value of a Share. “Cause” means, as to any Participant, unless the applicable Award Agreement states otherwise, “Cause” (or words of similar import) as such term may be defined in any employment or similar agreement in effect at the time of the Participant’s termination of employment between the Participant and the Company or its Affiliates, or, if there is no such employment or similar agreement or such term is not defined therein, “Cause” means any of the following, as determined by the Committee in good faith: (i) the Participant’s dereliction of duties or negligence or failure to perform his duties, or willful refusal to follow any lawful directive of his immediate supervisor, the Company’s Chief Executive Officer or the Board, as applicable; (ii) the Participant’s conviction of, or plea of nolo contendere to, a felony or any crime involving moral turpitude or dishonesty; (iii) the Participant’s commission of fraud, embezzlement, theft or any deliberate misappropriation of money or other assets of the Company or its Affiliate; (iv) the Participant’s breach of any term of any employment or similar agreement entered into

2 between the Company or its Affiliate, on the one hand, and the Participant, on the other hand, (v) the Participant’s breach of his fiduciary duties to the Company; (vi) any willful act, or failure to act, by the Participant in bad faith to the detriment of the Company, an Affiliate or business unit thereof (whether financially or reputationally) (as determined by the Committee); or (vii) the Participant’s willful failure to cooperate in good faith with a governmental or internal investigation of the Company or any of its directors, managers, officers or employees, if the Company requests his cooperation. “Change of Control” means (i) a change in the ownership of the Company, (ii) a change in the effective control of the Company, or (iii) a change in the ownership of a substantial portion of the Company’s assets: (i) A change in the ownership of the Company occurs on the date that any one person (or more than one person acting as a group), acquires ownership of stock of the Company (through merger, consolidation, statutory share exchange, any other similar form of corporate transaction or otherwise) that together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the Company’s stock. A stock acquisition will not be deemed to be a change in the ownership of the Company if such person or group is considered to own more than 50% of the total fair market value or total voting power of the Company’s stock at the time of the acquisition of additional stock. Notwithstanding anything in the Plan to the contrary, for purposes of this subparagraph (i), any direct or indirect transfers of Company stock among members of the Donald J. Schneider family or trusts held for the primary benefit of members of the Donald J. Schneider family (the “Family Group”) shall not constitute a change in the ownership of the Company. (ii) A change in the effective control of the Company occurs on the date that either: (A) any one person or persons acting as a group (excluding the Family Group) acquires (or has acquired) during the 12-month period ending on the date of the most recent acquisition by such person or group) ownership of the stock of the Company that constitutes 30% or more of the total voting power of the stock of the Company, or (B) a majority of the members of the Company’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board serving prior to the date of the appointment or election. If a person or a group is considered to effectively control the Company, the acquisition of additional control of the Company by the same person or group is not considered to cause a change in the effective control of the Company. In addition, any indirect or direct transfers of Company stock among the Family Group shall not constitute a change in effective control of the Company.

3 (iii) A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person (or more than one person acting as a group) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group) all or substantially all the assets of the Company, including, but not limited to, pursuant to a complete or partial liquidation or dissolution approved by the Company’s stockholders Notwithstanding the foregoing, a transfer of the Company’s assets is not treated as a change in ownership of a substantial portion of the Company’s assets where such assets are transferred to: (A) an existing shareholder of the Company in exchange for or with respect to its stock, (B) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a person or group that owns, directly or indirectly, 50% or more of the total value or voting power of all of the Company’s outstanding stock, or (D) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in (iii) above. “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder. “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or such other committee of the Board as may be designated by the Board to administer the Plan (or to administer certain types of Awards granted under the Plan, such as Awards made to Non-Employee Directors). “Company” means Schneider National, Inc., a corporation organized under the laws of Wisconsin, together with any successor thereto. “Deferred Share Unit” means a deferred share unit Award that represents an unfunded and unsecured promise to deliver Shares in accordance with the terms of the applicable Award Agreement. “Disability” (or the correlative “Disabled”) means, as to any Participant, unless the applicable Award Agreement states otherwise, “Disability” (or words of similar import) as such term may be defined in any employment or similar agreement in effect at the time of the Participant’s termination of employment between the Participant and the Company or its Affiliates, or, if there is no such employment or similar agreement or such term is not defined therein, “Disability” means a determination that the Participant is disabled in accordance with a long-term disability insurance program maintained by the Company or a determination by the U.S. Social Security Administration that the Participant is totally disabled. Notwithstanding the foregoing, if payment or settlement of an Award subject to Section 409A of the Code is to be

4 accelerated solely as a result of a Participant’s Disability, the applicable “Disability” must also constitute a “Disability” as defined in Section 409A of the Code. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder. “Exercise Price” means (a) in the case of each Option, the price specified in the applicable Award Agreement as the price-per-Share at which Shares may be purchased pursuant to such Option or (b) in the case of each SAR, the price specified in the applicable Award Agreement as the reference price-per-Share used to calculate the amount payable to the Participant pursuant to such SAR. “Fair Market Value” means, except as otherwise provided in the applicable Award Agreement, (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (b) with respect to Shares, as of any date, (i) the closing per-share sales price of Shares as reported by the Applicable Exchange for such stock exchange for such date or if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee. “Incentive Stock Option” means an option to purchase Shares from the Company that (a) is granted under Section 6(b) of the Plan and (b) is intended to qualify for special Federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement. “Non-Employee Director” means a member of the Board who is neither an employee of the Company nor an employee of any Affiliate. “Nonqualified Stock Option” means an option to purchase Shares from the Company that (a) is granted under Section 6(b) of the Plan and (b) is not an Incentive Stock Option. “Option” means an Incentive Stock Option or a Nonqualified Stock Option or both, as the context requires. “Participant” means any director, officer, employee or consultant (including any prospective director, officer, employee or consultant) of the Company or its Affiliates who is eligible for an Award under Section 5 and who is selected by the Committee to receive an Award under the Plan or who receives a Substitute Award pursuant to Section 4(c). “Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 6(e) of the Plan.

5 “Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award or Performance Unit or, if applicable, any Cash Incentive Award. “Performance Formula” means, for a Performance Period, the one or more formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award or Performance Unit or, if applicable, the Cash Incentive Award of a particular Participant, whether all, some portion but less than all, or none of such Award has been earned for the Performance Period. “Performance Goal” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. “Performance Period” means the one or more periods of time as the Committee may select over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award or Performance Unit or, if applicable, a Cash Incentive Award. “Performance Unit” means an Award under Section 6(f) of the Plan that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee or the Fair Market Value of Shares), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such Performance Goals during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter. “Plan” shall have the meaning specified in Section 1. “Restricted Share” means a Share that is granted under Section 6(d) of the Plan that is subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified herein and in the applicable Award Agreement. “Retirement” (or the correlative “retire”), unless the applicable Award Agreement states otherwise, means a Participant’s voluntary resignation from employment with the Company and its Affiliates, at any time after attaining age 59-1/2 and completing 10 years of service with the Company and its Affiliates, provided that (i) the Participant continued in active employment through the end of the year in which the Award was granted, (ii) the Participant provided the Company with at least six months’ advance written notice of the Participant’s intention to retire and (iii) the Participant is in compliance with any noncompetition, nonsolicitation, confidentiality or other restrictive covenants to which the Participant is subject pursuant to any written agreement with the Company or one of its Affiliates. “RSU” means a restricted stock unit Award that is granted under Section 6(d) of the Plan and is designated as such in the applicable Award Agreement

6 and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property in accordance with the terms of the applicable Award Agreement. “Rule 16b-3” means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time. “SAR” means a stock appreciation right Award that is granted under Section 6(c) of the Plan and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property equal in value to the excess, if any, of the Fair Market Value per Share over the Exercise Price per Share of the SAR, subject to the terms of the applicable Award Agreement. “SEC” means the Securities and Exchange Commission or any successor thereto and shall include the staff thereof. “Shares” means shares of Class B Common Stock of the Company, no par value, or such other securities of the Company (a) into which such shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction, or (b) as may be determined by the Committee pursuant to Section 4(b). “Subsidiary” means any entity in which the Company, directly or indirectly, possesses fifty percent (50%) or more of the total combined voting power of all classes of its stock. “Substitute Awards” shall have the meaning specified in Section 4(c). “Treasury Regulations” means all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations). SECTION 3. Administration. (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall be composed of one or more directors, as determined by the Board; provided that, to the extent necessary to comply with the rules of the Applicable Exchange and Rule 16b-3 and any other applicable laws or rules, unless the Board determines otherwise, the Committee shall be composed of two or more directors, all of whom shall be Non-Employee Directors and all of whom shall meet the independence requirements of the Applicable Exchange. (b) Authority of the Committee. Subject to the terms of the Plan and applicable law, and in addition to the other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have sole and plenary authority to administer the Plan, including the authority to (i) designate Participants, (ii) determine the type or types of Awards to be granted to a Participant, (iii) determine the number of Shares or dollar value to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards, (iv) determine the terms

7 and conditions of any Awards, (v) determine the vesting schedules of Awards and, if certain performance criteria must be attained in order for an Award to vest or be settled or paid, establish such performance criteria and certify whether, and to what extent, such performance criteria have been attained, (vi) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended, (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, (viii) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the Plan and any instrument or agreement relating to, or Award made under, the Plan, (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (x) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, (xi) amend an outstanding Award or grant a replacement Award for an Award previously granted under the Plan if, in its discretion, the Committee determines that (A) the tax consequences of such Award to the Company or the Participant differ from those consequences that were expected to occur on the date the Award was granted or (B) clarifications or interpretations of, or changes to, tax law or regulations permit Awards to be granted that have more favorable tax consequences than initially anticipated and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. (c) Committee Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award and any stockholder. (d) Indemnification. No member of the Board, the Committee or any employee of the Company to whom authority has been delegated under the Plan (each such person, a “Covered Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company from and against (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of

8 indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws, in each case, as may be amended from time to time. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless. (e) Delegation of Authority to Senior Officers. The Committee may delegate, on such terms and conditions as it determines in its discretion, to one or more senior officers of the Company the authority to make grants of Awards to officers (other than any officer subject to Section 16 of the Exchange Act), employees and consultants of the Company and its Affiliates (including any prospective officer (other than any such officer who is expected to be subject to Section 16 of the Exchange Act), employee or consultant) and all necessary and appropriate decisions and determinations with respect thereto. (f) Awards to Directors. Notwithstanding anything to the contrary contained herein, the Board may, in its discretion, at any time and from time to time, grant Awards to Non-Employee Directors or administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority and responsibility granted to the Committee herein. SECTION 4. Shares Available for Awards; Cash Payable Pursuant to Awards. (a) Shares and Cash Available. (i) Subject to adjustment as provided in Section 4(b), the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan shall be equal to 27,900,000 (the “Plan Share Limit”). Awards that are required to be settled in cash will not count against the Plan Share Limit. (ii) If any Award granted under the Plan is (A) forfeited, or otherwise expires, terminates or is canceled without the delivery of all Shares subject thereto, or (B) settled other than wholly by delivery of Shares (including cash settlement), then, in the case of clauses (A) and (B), the number of Shares subject to such Award that were not delivered with respect to such Award will not be treated as delivered and will not count against the Plan Share Limit. If Shares delivered upon vesting, settlement or exercise of an Award are, or Shares owned by a Participant are, surrendered or tendered to the Company in payment of any taxes required to be withheld in respect of such Award or payment of the exercise price of an Option, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall again become available to be delivered pursuant to Awards under the Plan; provided, however, that in no event shall such Shares increase the Plan ISO Limit (defined below).

9 (iii) Notwithstanding anything to the contrary in Section 4(a)(i), but subject to adjustment under Section 4(b), the following special limits shall apply to Shares available for Awards under the Plan: (A) the maximum aggregate number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be equal to 27,900,000 (such amount, the “Plan ISO Limit”); (B) the maximum number of Shares subject to Awards granted during a single calendar year to any Non-Employee Director, taken together with any cash fees paid during the calendar year to the Non-Employee Director in respect of the Non- Employee Director’s service as a member of the Board (including service as a member or chair of any regular committees of the Board), shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that the Board may make exceptions to such limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual Non-Employee Directors, as the Board may determine in its discretion, so long as the Non-Employee Director receiving such additional compensation does not participate in the decision to award such compensation. (b) Adjustments for Changes in Capitalization and Similar Events. (i) In the event of any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off, the Committee shall equitably adjust any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including (1) Plan Share Limit, and (2) the Plan ISO Limit, and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the Exercise Price, if applicable, with respect to any Award; provided, however, that the Committee shall determine the method and manner in which to effect such equitable adjustment. (ii) In the event that the Committee determines in its discretion that an adjustment is appropriate or desirable upon (A) any reorganization, merger, consolidation, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affecting the Shares or the financial statements of the Company or any Affiliate (including any Change of Control), or (B) any changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law, then the Committee may (1) in such manner as it may deem appropriate or desirable, equitably adjust any or all of (X) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including the Plan Share Limit, and the Plan ISO Limit, and (Y) the terms of any outstanding Award, including the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to

10 which outstanding Awards relate; the Exercise Price, if applicable, with respect to any Award; and any performance goal, target or measure, as applicable, (2) make provision for a cash payment to the holder of an outstanding Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR, (3) if deemed appropriate or desirable by the Committee, cancel and terminate any Option or SAR having a per-Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR (as of a date specified by the Committee) without any payment or consideration therefor, or (4) provide for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event. (iii) Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 4(b) (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 4(b) shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment under this Section 4(b) and, upon such notice, such adjustment shall be conclusive and binding for all purposes. (c) Substitute Awards. Awards may, in the discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines (“Substitute Awards”). The number of Shares underlying any Substitute Awards shall not be counted against the Plan Share Limit; provided, that Substitute Awards granted or intended as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the Plan ISO Limit. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not count against the Plan Share Limit; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees of the Company and its Affiliates or members of the Board prior to such acquisition or combination.

11 (d) Sources of Shares Deliverable under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares. SECTION 5. Eligibility. Any director, officer, employee or consultant (including any prospective director, officer, employee or consultant) of the Company or any of its Affiliates shall be eligible to be designated a Participant. SECTION 6. Awards. (a) Types of Awards. Awards may be made under the Plan in the form of (i) Options, (ii) SARs, (iii) Restricted Shares, (iv) RSUs, (v) Performance Compensation Awards, (vi) Performance Units, (vii) Cash Incentive Awards, (viii) Deferred Share Units and (ix) other equity-based or equity-related Awards that the Committee determines are consistent with the purpose of the Plan and the interests of the Company. Awards may be granted in tandem with other Awards. No Incentive Stock Option (other than an Incentive Stock Option that may be assumed or granted by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is ineligible to receive an Incentive Stock Option under the Code. (b) Options. (i) Grant. Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom Options shall be granted, (B) the number of Shares subject to each Option to be granted to each Participant, (C) whether each Option shall be an Incentive Stock Option or a Nonqualified Stock Option and (D) the terms and conditions of each Option, including the vesting criteria, term, methods of exercise and methods and form of settlement. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations related thereto, as may be amended from time to time. Each Option granted under the Plan shall be a Nonqualified Stock Option unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Nonqualified Stock Options. To the extent the aggregate Fair Market Value (determined as of the date of grant) of Shares for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options. (ii) Exercise Price. The Exercise Price of each Share covered by each Option shall be not less than 100% of the Fair Market Value of such Share, determined as of the date the Option is granted; provided, however, that the Exercise Price of each Share covered by a Substitute Award granted as an Option shall be determined in accordance with Section 409A of the Code and may be less than 100% of the Fair Market Value of such Share as of the date of the assumption or substitution of such Option;

12 provided, further, that in the case of each Incentive Stock Option granted to an employee who, immediately before the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the per- Share Exercise Price shall be no less than 110% of the Fair Market Value per Share on the date of the grant. (iii) Vesting and Exercise. Each Option shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Committee may, in its discretion, specify in the applicable Award Agreement or thereafter. Except as otherwise specified by the Committee in the applicable Award Agreement, each Option may only be exercised to the extent that it has already vested at the time of exercise. The vesting schedule shall be specified by the Committee in the applicable Award Agreement. Each Option shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment pursuant to Section 6(b)(iv) for the Shares with respect to which the Award is exercised has been received by the Company. Exercise of each Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option and, except as expressly set forth in Sections 4(a) and 4(c), in the number of Shares that may be available for purposes of the Plan, by the number of Shares as to which the Option is exercised. The Committee may impose such conditions with respect to the exercise of each Option, including any conditions relating to the application of Federal, state, non-U.S. or local securities laws, as it may deem necessary or advisable. (iv) Payment. (A) No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate Exercise Price therefor is received by the Company, and the Participant has paid to the Company (or the Company has withheld in accordance with Section 9(d)) an amount equal to any Federal, state, local and foreign income and employment taxes required to be withheld. Such payments may be made in cash (or its equivalent) or, in the Committee’s discretion, (1) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest), (2) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver cash promptly to the Company, (3) by having the Company withhold Shares from the Shares otherwise issuable pursuant to the exercise of the Option (for the avoidance of doubt, the Shares withheld shall not count against the maximum number of Shares that may be delivered pursuant to the Awards granted under the Plan (other than with respect to the Plan ISO Limit) as provided in Section 4(a)) or (4) through any other method (or combination of methods) as approved by the Committee; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company, together with any Shares withheld by the Company in accordance with this Section 6(b)(iv) or Section 9(d), as of the date of such tender, is at least equal to such aggregate Exercise Price and the amount of any Federal, state, local or foreign income or employment taxes required to be withheld, if applicable.

13 (B) Wherever in the Plan or any Award Agreement a Participant is permitted to pay the Exercise Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option. (v) Expiration. Except as otherwise set forth in the applicable Award Agreement, each Option shall expire immediately, without any payment, upon the earlier of (A) the tenth anniversary of the date the Option is granted (or, in the case of an Incentive Stock Option granted to an employee who, immediately before the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the fifth anniversary of the date the Option is granted) and (B) 90 days after the date the Participant who is holding the Option ceases to be a director, officer, employee or consultant of the Company or one of its Affiliates. Notwithstanding the foregoing, if an Option (other than in the case of an Incentive Stock Option) would expire at a time when trading in the Shares is prohibited by the Company’s securities trading policy or Company-imposed “blackout period”, the expiration date shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code). (c) SARs. (i) Grant. Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom SARs shall be granted, (B) the number of SARs to be granted to each Participant, (C) the Exercise Price thereof and (D) the terms and conditions of each SAR, including the vesting criteria, term, methods of exercise and methods and form of settlement. (ii) Exercise Price. The Exercise Price of each Share covered by a SAR shall be not less than 100% of the Fair Market Value of such Share (determined as of the date the SAR is granted); provided, however, that the Exercise Price of each Share covered by a Substitute Award granted as a SAR shall be determined in accordance with Section 409A of the Code and may be less than 100% of the Fair Market Value of such Share as of the date of the assumption or substitution of such SAR. (iii) Vesting and Exercise. Each SAR shall entitle the Participant to receive an amount upon exercise equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the Exercise Price thereof. The Committee shall determine, in its discretion, whether a SAR shall be settled in cash, Shares, other securities, other Awards, other property or a combination of any of the foregoing. Each SAR shall be vested and exercisable at such time, in such manner and subject to such terms and conditions as the Committee may, in its discretion, specify in the applicable Award Agreement or thereafter. The vesting schedule shall be specified by the Committee in the applicable Award Agreement.

14 (iv) Substitution SARs. The Committee shall have the ability to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in Shares (or SARs settled in Shares or cash in the Committee’s discretion) (“Substitution SARs”) for outstanding Nonqualified Stock Options (“Substituted Options”); provided that (A) the substitution shall not otherwise result in a modification of the terms of any Substituted Option, (B) the number of Shares underlying the Substitution SARs shall be the same as the number of Shares underlying the Substituted Options and (C) the Exercise Price of the Substitution SARs shall be equal to the Exercise Price of the Substituted Options. If, in the opinion of the Company’s auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void. (v) Expiration. Except as otherwise set forth in the applicable Award Agreement, each SAR shall expire immediately, without any payment, upon the earlier of (A) the tenth anniversary of the date the SAR is granted and (B) 90 days after the date the Participant who is holding the Option ceases to be a director, officer, employee or consultant of the Company or one of its Affiliates. Notwithstanding the foregoing, if a SAR would expire at a time when trading in the Shares is prohibited by the Company’s securities trading policy or Company-imposed “blackout period”, the expiration date shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code). (d) Restricted Shares and RSUs. (i) Grant. Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom Restricted Shares and RSUs shall be granted, (B) the number of Restricted Shares and RSUs to be granted to each Participant, (C) the duration of the period during which, and the conditions, if any, under which, the Restricted Shares and RSUs may vest or may be forfeited to the Company and (D) the terms and conditions of each such Award, including the vesting criteria, term and methods and form of settlement. (ii) Transfer Restrictions. Restricted Shares and RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or as may be provided in the applicable Award Agreement; provided, however, that the Committee may, in its discretion, determine that Restricted Shares and RSUs may be transferred by the Participant for no consideration. Each Restricted Share may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the applicable Participant, such certificates must bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, and the Company may, at its discretion, retain physical possession of such certificates until such time as all applicable restrictions lapse. (iii) Payment/Lapse of Restrictions. Each RSU shall be granted with respect to a specified number of Shares (or a number of Shares determined pursuant to a specified formula) or shall have a value equal to the Fair Market Value of a specified number of Shares (or a number of Shares determined pursuant to a specified formula).

15 RSUs shall be paid in cash, Shares, other securities, other Awards or other property, as determined in the discretion of the Committee, upon the lapse of restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. The vesting schedule shall be specified by the Committee in the applicable Award Agreement. (e) Performance Compensation Awards. (i) General. The Committee shall have the authority, at the time of grant of any Award, to provide that such Award shall be subject to the achievement of one or more Performance Goals in accordance with this Section 6(e), such awards “Performance Compensation Awards.”. (ii) Discretion of the Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have discretion to select (A) the length of such Performance Period, (B) the type(s) of Performance Compensation Awards to be granted, (C) the Performance Criteria that will be used to establish the Performance Goal(s), (D) the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply to the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and (E) the Performance Formula. (iii) Performance Criteria. Notwithstanding the foregoing, the Performance Criteria that shall be used to establish the Performance Goal(s) with respect to Performance Compensation Awards shall be based on the attainment of specific levels of performance of the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and may include, but are not limited to, the following (or any combination of the following): (A) share price; (B) net income or earnings or loss before or after taxes (including earnings before interest, taxes, depreciation and/or amortization), including cumulative compound net income growth rate; (C) operating income or earnings, (D) earnings per share (including specified types or categories thereof); (E) cash flow (including specified types or categories thereof); (F) revenues (including specified types or categories thereof); (G) return on invested capital, return on equity or other return measures (including specified types or categories thereof); (H) appreciation in or maintenance of the price of the Shares or any other publicly-traded securities of the Company, or other shareholder return measures (including specified types or categories thereof); (I) return on sale, sales or product volume; (J) working capital; (K) gross, operating or net profitability or profit margins (including profitability of an identifiable business unit or product); (L) objective measures of productivity or operating efficiency; (M) costs or reduction in costs (including specified types or categories thereof); (N) expenses (including specified types or categories thereof); (O) product unit and pricing targets; (P) premiums written and sales of particular products; (Q) combined ratio; (R) operating ratio; (S) leverage ratio; (T) credit rating; (U) borrowing levels; (V) market share (in the aggregate or by segment); (W) level or amount of acquisitions; (X) economic value; (Y) enterprise value; (Z) book, economic book or intrinsic book value (including book value per share); (AA) improvements in capital structure; (BB) underwriting income or profit; (CC) underwriting return on capital; (DD) underwriting return on equity; (EE) customer satisfaction survey results; (FF) implementation or completion of critical projects; (GG) safety and accident rates; (HH) days sales outstanding; (II) contribution margins; and (JJ)

16 any other object or subjective measure as approved by the Committee. Any Performance Criteria that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted to include or exclude any items otherwise includable or excludable under GAAP. Performance Criteria may be applied on an absolute basis, be relative to one or more peer companies of the Company or indices or any combination thereof or, if applicable, be computed on an accrual or cash accounting basis. (iv) Modification of Performance Goals. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the applicable Performance Goals unsuitable or requires an adjustment to the Performance Goals or achievement with respect to the Performance Goals, the Committee may in its discretion modify such Performance Goals or the actual levels of achievement regarding the Performance Goals, in whole or in part, as the Committee deems appropriate and equitable. Without limiting the foregoing, in establishing a Performance Goal or determining the achievement of a Performance Goal, the Committee may provide that achievement of the applicable Performance Goal may be amended or adjusted to include or exclude components of any Performance Goal, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one- time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Goals shall be subject to such other special rules and conditions as the Committee may establish at any time. (f) Performance Units. (i) Grant. Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine the Participants to whom Performance Units shall be granted. (ii) Value of Performance Units. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met during a Performance Period, will determine the number and/or value of Performance Units that will be paid out to the Participant. (iii) Earning of Performance Units. Subject to the provisions of the Plan, after the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive a payout of the number and value of Performance Units earned by the Participant over the Performance Period, to be determined by the Committee, in its discretion, as a function of the extent to which the corresponding Performance Goals have been achieved. (iv) Form and Timing of Payment of Performance Units. Subject to the provisions of the Plan, the Committee, in its discretion, may pay earned Performance Units in the form of cash or in Shares (or in a combination thereof) that have an

17 aggregate Fair Market Value equal to the value of the earned Performance Units at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions in the applicable Award Agreement deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the applicable Award Agreement. (g) Cash Incentive Awards. (i) Grant. Subject to the provisions of the Plan, the Committee, in its discretion, shall have the authority to determine (A) the Participants to whom Cash Incentive Awards shall be granted, (B) the amount of Cash Incentive Awards to be granted to each Participant, (C) the duration of the period during which, and the conditions, if any, under which, the Cash Incentive Awards may vest or may be forfeited to the Company and (D) the other terms and conditions of each Cash Incentive Award. Each Cash Incentive Award shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals or other payment conditions in its discretion, which, depending on the extent to which they are met during a specified performance period, shall determine the amount and/or value of the Cash Incentive Award that shall be paid to the Participant. (ii) Earning of Cash Incentive Awards. Subject to the provisions of the Plan, after the applicable vesting period has ended, the holder of a Cash Incentive Award shall be entitled to receive a payout of the amount of the Cash Incentive Award earned by the Participant over the specified performance period, to be determined by the Committee, in its discretion, as a function of the extent to which the corresponding performance goals or other conditions to payment have been achieved. (h) Other Stock-Based Awards. Subject to the provisions of the Plan, the Committee shall have the sole and plenary authority to grant to Participants other equity- based or equity-related Awards (including Deferred Share Units and fully vested Shares) (whether payable in cash, equity or otherwise) in such amounts and subject to such terms and conditions as the Committee shall determine; provided that any such Awards must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. (i) Dividends and Dividend Equivalents. In the discretion of the Committee, an Award, other than an Option, SAR or Cash Incentive Award, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities, other Awards or other property, on such terms and conditions as may be determined by the Committee in its discretion, including (i) payment directly to the Participant, (ii) withholding of such amounts by the Company subject to vesting of the Award or (iii) reinvestment in additional Shares, Restricted Shares or other Awards; provided, however, that that no dividend or dividend equivalent granted in connection with an Award shall provide for payment prior to the date such Award vests or is earned, as applicable. SECTION 7. Amendment and Termination. (a) Amendments to the Plan. Subject to any applicable law or government regulation and to the rules of the Applicable Exchange, the Plan may be amended, modified or terminated by the Board

18 without the approval of the stockholders of the Company, except that stockholder approval shall be required for any amendment that would (i) increase either the Plan Share Limit or the Plan ISO Limit, (ii) change the class of employees or other individuals eligible to participate in the Plan or (iii) result in the amendment, cancellation or action described in clause (i), (ii) or (iii) of the second sentence of Section 7(b) being permitted without the approval by the Company’s stockholders; provided, however, that any adjustment under Section 4(b) shall not constitute an increase for purposes of this Section 7(a)(i). No amendment, modification or termination of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted, materially and adversely affect the rights of such Participant (or his or her transferee) under such Award, unless otherwise provided by the Committee in the applicable Award Agreement. (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award theretofore granted, prospectively or retroactively; provided, however, that, except as set forth in the Plan, unless otherwise provided by the Committee in the applicable Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancelation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the applicable Participant, holder or beneficiary. Notwithstanding the preceding sentence, in no event may any Option or SAR (i) be amended to decrease the Exercise Price thereof, (ii) be canceled at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares in exchange for another Option or SAR or any Restricted Share, RSU, other equity-based Award, award under any other equity-compensation plan or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or SAR, unless such amendment, cancelation or action is approved by the Company’s stockholders. For the avoidance of doubt, an adjustment to the Exercise Price of an Option or SAR that is made in accordance with Section 4(b) or Section 8 shall not be considered a reduction in Exercise Price or “repricing” of such Option or SAR. SECTION 8. Change of Control. (a) Unless otherwise provided in the applicable Award Agreement, in the event of a Change of Control in which no provision is made for (1) assumption of Awards previously granted or (2) substitution for such Awards of new awards covering stock of a successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) with appropriate adjustments as to the number and kinds of shares and the Exercise Prices, if applicable, (i) any outstanding Options or SARs then held by Participants that are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control, and in accordance with Section 4(b), the Committee shall have authority to (A) make provision for a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR or (B) if

19 deemed appropriate or desirable by the Committee, cancel and terminate any Option or SAR having a per-Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR (as of a date specified by the Committee) without any payment or consideration therefor, (ii) all Performance Units, Cash Incentive Awards, Awards designated as Performance Compensation Awards and other performance-based Awards shall automatically vest as of immediately prior to such Change of Control as if the date of the Change of Control were the last day of the applicable Performance Period, at either the target or actual level of performance (as determined by the Committee or set forth in the applicable Award Agreement), and shall be paid out as soon as practicable following such Change of Control (in cash, securities or other property), and (iii) all other outstanding Awards (i.e., other than Options, SARs, Performance Units, Cash Incentive Awards, Awards designated as Performance Compensation Awards or other performance-based Awards) then held by Participants that are unexercisable, unvested or still subject to restrictions or forfeiture, shall automatically be deemed exercisable and vested and all restrictions and forfeiture provisions related thereto shall lapse as of immediately prior to such Change of Control and shall be paid out (in cash, securities or other property) within 30 days following such Change of Control or such later date as may be required to comply with Section 409A of the Code. (b) Unless otherwise provided in the applicable Award Agreement, if within 24 months following a Change of Control in which the acquirer assumes Awards previously granted or substitutes Awards for new awards covering stock of a successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) with appropriate adjustments as to the number and kinds of shares and the Exercise Prices, if applicable, a Participant’s employment is terminated by the Company (or its successor) without Cause (other than due to death or Disability), (i) any outstanding Options or SARs then held by such Participant that are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of the date of such termination, and shall remain exercisable until the earlier of the expiration of the existing term of such Option or SAR or 90 days following the date of such termination, (ii) all Performance Units, Cash Incentive Awards, Awards designated as Performance Compensation Awards and other performance-based Awards then held by such Participant shall automatically vest as of the date of such termination, as if such date were the last day of the applicable Performance Period, at either the target or actual level of performance (as determined by the Committee or set forth in the applicable Award Agreement), and such deemed earned amount shall be paid out as soon as practicable following such termination (in cash, securities or other property), and (iii) all other outstanding Awards (i.e., other than Options, SARs, Performance Units, Cash Incentive Awards, Awards designated as Performance Compensation Awards or other performance-based Awards) then held by such Participant that are unexercisable, unvested or still subject to restrictions or forfeiture, shall automatically be deemed exercisable and vested and all restrictions and forfeiture provisions related thereto shall lapse as of the date of such termination and shall be paid out (in cash, securities or other property) as soon as practicable following such date of termination.

20 SECTION 9. General Provisions. (a) Nontransferability. Except as otherwise specified in the applicable Award Agreement, during the Participant’s lifetime, each Award (and any rights and obligations thereunder) shall be exercisable only by the Participant, or, if permissible under applicable law, by the Participant’s legal guardian or representative, and no Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that (i) the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance and (ii) the Board or the Committee may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability; provided, however, that Incentive Stock Options shall not be transferable in any way that would violate Section 1.422-2(a)(2) of the Treasury Regulations and in no event may any Award (or any rights and obligations thereunder) be transferred in any way in exchange for value. All terms and conditions of the Plan and all Award Agreements shall be binding upon any permitted successors and assigns. (b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, the Applicable Exchange and any applicable Federal or state, non-U.S. or local laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, the Company shall not deliver to any Participant certificates evidencing Shares granted in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). (d) Withholding. (i) Authority to Withhold. A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.

21 (ii) Alternative Ways to Satisfy Withholding Liability. Without limiting the generality of Section 9(d)(i), subject to the Committee’s discretion, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest) having a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Option or SAR, or the lapse of the restrictions on any other Award (in the case of SARs and other Awards, if such SARs and other Awards are settled in Shares), a number of Shares having a Fair Market Value equal to such withholding liability. Withholding by the Company shall be at no more than the minimum applicable tax withholding rate or, if permitted by the Committee, such other rate as is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity. (e) Section 409A. (i) It is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. (ii) No Participant or the creditors or beneficiaries of a Participant shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company or any of its Affiliates. (iii) If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (A) such Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (B) the Company shall make a good-faith determination that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the first business day after such six-month period. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its discretion, or as otherwise provided in any applicable employment agreement between the Company and the relevant Participant. (iv) Notwithstanding any provision of the Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to any Award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the

22 satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant’s account in connection with an Award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties. (f) Award Agreements. Each Award hereunder (other than a Cash Incentive Award) shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee. (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares, other types of equity-based awards (subject to stockholder approval if such approval is required) and cash incentive awards, and such arrangements may be either generally applicable or applicable only in specific cases. (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as a director, officer, employee or consultant of or to the Company or any Affiliate, nor shall it be construed as giving a Participant any rights to continued service on the Board. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any directorship or consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. (i) No Rights as Stockholder. No Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. In connection with each grant of Restricted Shares, except as provided in the applicable Award Agreement, the Participant shall be entitled to the rights of a stockholder (including the right to vote) in respect of such Restricted Shares. Except as otherwise provided in Section 4(b) or the applicable Award Agreement, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property), or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered. (j) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Wisconsin, without giving effect to the conflict of laws provisions thereof. (k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable

23 by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. (l) Other Laws; Restrictions on Transfer of Shares. The Committee may refuse to deliver or transfer any Shares or other consideration under an Award if, acting in its discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal and any other applicable securities laws. (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or any other Person, on the other. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate. (n) Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Committee may cancel such Award if the Participant, without the consent of the Company, has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate while employed by or providing services to the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, or violates a non-competition, non-solicitation, non-disparagement or non-disclosure covenant or agreement with the Company or any Affiliate, as determined by the Committee. The Committee may also provide in an Award Agreement that in such event, the Participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Award, the sale or other transfer of such Award, or the sale of Shares acquired in respect of such Award, and must promptly repay such amounts to the Company. The Committee may also provide in an Award Agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee, then the Participant shall be required to promptly repay any such excess amount to the Company. To the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and

24 regulations of the Applicable Exchange, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements). (o) No Fractional Shares. Except as otherwise approved by the Committee, no fractional Shares shall be granted or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated. (p) Requirement of Consent and Notification of Election Under Section 83(b) of the Code or Similar Provision. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If an Award recipient, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted under the terms of the applicable Award Agreement or by such Committee action to make such an election and the Participant makes the election, the Participant shall notify the Committee of such election within ten days of filing notice of the election with the Internal Revenue Service (or any successor thereto) or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or any other applicable provision. (q) Requirement of Notification upon Disqualifying Disposition under Section 421(b) of the Code. If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) or any successor provision of the Code, such Participant shall notify the Company of such disposition within ten days of such disposition. (r) Headings and Construction. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Whenever the words “include”, “includes” or “including” are used in the Plan, they shall be deemed to be followed by the words “but not limited to”, and the word “or” shall not be deemed to be exclusive. SECTION 10. Term of the Plan. (a) Effective Date. The Plan was originally effective as of the date of its adoption by the Board in 2017 and it was previously approved by the Company’s shareholders prior to the Company’s initial public offering. The Plan, as amended and restated, shall be effective on the date it is approved by the Company’s shareholders at the Company’s 2026 Annual Meeting.

25 (b) Expiration Date. No Award shall be granted under the Plan after the tenth anniversary of the date the Plan, as amended and restated, is approved by the Company’s stockholders under Section 10(a). Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award, shall nevertheless continue thereafter.